UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2026

AVIDBANK HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

California	001-42792	26-1731009
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1732 North First Street, 6th Floor San Jose, CA	95112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 200-7390

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value per share	AVBH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On July 23, 2026, Avidbank Holdings, Inc. (the "Company") filed with the U.S. Securities and Exchange Commission a Current Report on Form 8-K (the "Initial Form 8-K"), which included an investor presentation that was furnished as Exhibit 99.2 to the Initial Form 8-K (the "Investor Presentation").

The Company is filing this Amendment No. 1 to the Initial Form 8-K solely to correct certain inadvertent errors in the SaaS Strategy Portfolio Breakdown table on page 15 in the Investor Presentation.

All other information contained in, filed with or furnished with the Initial Form 8-K remains unchanged, including, among other items, the Corporation's earnings release dated July 23, 2026 that was furnished as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure

Attached as Exhibit 99.2, and incorporated herein by reference, is a copy of an investor presentation that may be utilized by management at future discussions with investors. The information in this report set forth under this Item 7.01 and in Exhibit 99.2 shall not be treated as "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Exchange Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except expressly stated by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Avidbank Holdings, Inc. Press Release issued July 23, 2026 (incorporated by reference to Exhibit 99.1 to the Company's Form 8-K filed on July 23, 2026)
99.2	Avidbank Holdings, Inc. Amended Investor Presentation for the second quarter of 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2026	AVIDBANK HOLDINGS, INC.

	By:	/s/ Patrick Oakes
	Name:	Patrick Oakes
	Title:	Executive Vice President and Chief Financial Officer